SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
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                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of

                       The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 29, 2001

                   ADIRONDACK PURE SPRINGS MT. WATER CO., INC.
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               (Exact Name of Registrant as Specified in Charter)

          NEW YORK                       0-30276                 11-3377469
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(State or Other Jurisdiction           (Commission              (IRS Employer
      of Incorporation)                 File No.)            Identification No.)

1000 Woodbury Road - Suite 212A, Woodbury, New York                     11797
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     (Address of Principal Executive Offices)                         (Zip Code)

        Registrant's telephone number, including area code (516) 921-7288

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

On November 29, 2001, the Company's independent auditor, Simon Krowitz Bolin & Associates, P.A. ("SKB") of Rockville, Maryland notified Adirondack Pure Springs Mt. Water Co., Inc. (the "Company") of its decision to decline reappointment as the Company's independent auditor.

During the Company's two (2) most recent fiscal years and any subsequent interim period preceding the resignation, the Company has had no disagreements with SKB on any matter of accounting principals or practices, financial statement disclosure or auditing scope or procedure.

No accountant's report on the financial statements for either of the past two
(2) years contained an adverse opinion or a disclaimer of opinion or was qualified or modified as to uncertainty, audit scope or accounting principles, except for the following going concern qualification:

"The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 12 to the financial statements, the Company has negative working capital and a significant accumulated deficit from operations. These conditions raise substantial doubt about its ability to continue as a going concern. Management's plans regarding those matters also are described in Note 12. These financial statements do not include any adjustments that might result from the outcome of this uncertainty."

The Company has appointed Eric Bolin, CPA, formerly of SBK as its independent accountant.

On January 18, 2002, the Company provided SKB with a copy of a draft of this Form 8-K and requested that it furnish a letter to the Company, addressed to the Securities and Exchange Commission, stating that it agreed with the statements made herein or the reasons why it disagreed. The Company received a letter from SKB dated January 18, 2002 stating that it agreed with the statements contained herein. This letter is being filed as an exhibit to this current report on Form 8-K.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.-

Exhibit No.       Description
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16.1              Letter on change of certifying  accountant pursuant to
                  Regulation S-B Section 304(a)(3).
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 28, 2002

                                     Adirondack Pure Springs Mt. Water Co., Inc.


                                     By: /s/ DAVID SACKLER
                                         ---------------------------
                                         Name: David Sackler
                                         Title: President
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                                  EXHIBIT INDEX
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Exhibit
  No.             Description
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16.1              Letter on change of certifying accountant pursuant to
                  Regulation S-B Section 304(a)(3).